EX-99.CERT

          Certification Pursuant to Section 30a-2(a) under the 1940 Act and
                        Section 302 of the Sarbanes-Oxley Act

I, Terrence K.H. Lee, certify that:

1.	I have reviewed this report on Form N-CSR of First Pacific Mutual Fund,
	Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement
	of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial
	information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for
	establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c)under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

	(a)	Designed such disclosure controls and procedures or caused such
		disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

	(b)	Designed such internal control over financial reporting, or caused
		such internal control over financial reporting to be designed under
		our supervision, to provide reasonable assurance regarding the
		reliability of financial reporting and the preparation of financial
		statements for external purposes in accordance with generally
		accepted accounting principles;

	(c)	Evaluated the effectiveness of the registrant's disclosure controls
		and procedures and presented in this report our conclusions about
		the effectiveness of the disclosure controls and procedures, as of a
		date within 90 days prior to the filing date of this report based on
		such evaluation; and

	(d)	Disclosed in this report any change in the registrant's internal
		control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed to the
	registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

	(a)	All significant deficiencies and material weaknesses in the design
		or operation of internal control over financial reporting which are
		reasonably likely to adversely affect the registrant's ability to
		record, process, summarize, and report information; and

	(b)	Any fraud, whether or not material, that involves management or
		other employees who have a significant role in the registrant's internal control over financial reporting.



Date:  May 29, 2009				_/s/ Terrence K.H. Lee________________
							Terrence K.H. Lee
							President and CEO









       Certification Pursuant to Section 30a-2(a) under the 1940 Act and
                      Section 302 of the Sarbanes-Oxley Act

I, Nora B. Simpson, certify that:

1.	I have reviewed this report on Form N-CSR of First Pacific Mutual Fund,
	Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement
	of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial
	information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for
	establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

	(a)	Designed such disclosure controls and procedures or caused such
		disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

	(b)	Designed such internal control over financial reporting, or caused
		such internal control over financial reporting to be designed under
		our supervision, to provide reasonable assurance regarding the
		reliability of financial reporting and the preparation of financial
		statements for external purposes in accordance with generally
		accepted accounting principles;

	(c)	Evaluated the effectiveness of the registrant's disclosure controls
		and procedures and presented in this report our conclusions about
		the effectiveness of the disclosure controls and procedures, as of a
		date within 90 days prior to the filing date of this report based on
		such evaluation; and

	(d)	Disclosed in this report any change in the registrant's internal
		control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed to the
	registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

	(a)	All significant deficiencies and material weaknesses in the design
		or operation of internal control over financial reporting which are
		reasonably likely to adversely affect the registrant's ability to
		record, process, summarize, and report information; and

	(b)	Any fraud, whether or not material, that involves management or
		other employees who have a significant role in the registrant's internal control over financial reporting.



Date:  May 29, 2009				_/s/ Nora B. Simpson________________
							Nora B. Simpson
							Treasurer